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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                               ----------------

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 26, 1998
                (DATE OF EARLIEST EVENT REPORTED: JUNE 11, 1998)

                        GROUP MAINTENANCE AMERICA CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          TEXAS                    1-13565                   76-0535259
     (STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     JURISDICTION OF                                    IDENTIFICATION NO.)
      INCORPORATION)

 8 GREENWAY PLAZA, SUITE 1500 HOUSTON,                   77046
                 TEXAS                                 (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On June 12, 1998, Group Maintenance America Corp. (the "Company") completed the acquisition of Atlantic Industrial Constructors, a Maryland corporation ("Atlantic Industrial") pursuant to a merger (the "Merger") of Atlantic Industrial with and into Atlantic Industrial Acquisition Corp., a wholly-owned subsidiary of the Company ("AIAC"). The Merger was effected in accordance with the Agreement and Plan of Merger (the "Merger Agreement") dated as of June 11, 1998, among the Company, AIAC, Atlantic Industrial, and the shareholders of Atlantic Industrial. A copy of the Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. In the Merger, AIAC was the surviving corporation and changed its name to "Atlantic Industrial Constructors, Inc." The purchase price paid or to be paid by the Company for Atlantic Industrial consists of $15.0 million in cash, notes in the amount of $2.9 million relating to distributions of subchapter S corporation earnings and 1.1 million shares of the Company's common stock, par value $.001 per share ("Common Stock"), and options to purchase 73,000 shares of Common Stock.

  Prior to the Merger, the stockholders of Atlantic Industrial were Giles C. Upshur and T. Evan Williams. After the Merger, Messrs. Upshur and Williams will be employed by the surviving corporation.

  Atlantic Industrial fabricates and installs process pipe and structural steel; provides engineered heavy lifting and transportation services; installs mechanical equipment; and provides millwright, alignment, plant maintenance and aircraft passenger boarding bridge services. Its revenues for fiscal 1997 were $37.0 million and income from operations was $6.5 million. The assets of Atlantic Industrial consist primarily of cash, accounts receivable, inventory, equipment, vehicles and goodwill. The Company expects that Atlantic Industrial will continue to conduct its business in substantially the same manner as conducted before the Merger.

  The cash portion of the consideration paid by the Company in connection with the Merger was provided pursuant to loans made under a Credit Agreement dated as of June 12, 1998 (the "Credit Agreement"), among the Company, certain subsidiaries of the Company, Chase Bank of Texas, National Association, as Agent, Paribas and ABN AMRO Bank, N.V., as Co-Agents, and the banks named therein (the "Lenders"). Under the Credit Agreement, a syndicate of banks agreed to provide up to $125 million of financing to the Company on a secured basis. A list of the Lenders is set forth on Exhibit 99 which is incorporated herein by reference.

ITEM 5. OTHER EVENTS.

  On June 11 and 12, 1998, the Company acquired six companies, including Atlantic Industrial (which is described in Item 2 of this Current Report on Form 8-K). Also on June 12, 1998, the Company amended and restated its Credit Agreement which, among other things, increased the amount of funding available.

ACQUISITIONS

  In addition to Atlantic Industrial, the Company recently acquired Colonial Air Conditioning, Inc. of Hartford, Connecticut ("Colonial"); Laney's, Inc. of Fargo, North Dakota ("Laney's"); Noron, Inc. of Toledo, Ohio ("Noron"); Air Conditioning and Heating Service, Inc., of Longmont, Colorado ("A&H"); and Team Mechanical, Inc. of Salt Lake City, Utah ("Team Mechanical").

  Colonial provides heating, ventilation, and air conditioning services to commercial and residential customers primarily in the Hartford, Connecticut, area. Its revenues for fiscal 1997 were $6.8 million and its income from operations was $181,000.

  Laney's installs and services heating, ventilation, and air conditioning systems primarily in the Fargo, North Dakota, area. Its revenues for fiscal 1997 were $7.6 million and its income from operations was $406,000.

  Noron provides heating, ventilation, and air conditioning services to commercial customers primarily in the Toledo, Ohio, area. Its revenues for fiscal 1997 were $2.2 million and its income from operations was $48,000.

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  A&H provides heating, ventilation and air conditioning services to residential customers primarily in the Longmont, Colorado, area. Its revenues for fiscal 1997 were $4.3 million and its income from operations was $37,000.

  Team Mechanical provides heating, ventilation, and air conditioning construction and maintenance, repair and replacement services for large commercial and industrial customers primarily in the Salt Lake City area. Its revenues for fiscal 1997 were $13.7 million and its income from operations was $304,000.

CREDIT AGREEMENT

  The Company amended and restated its credit agreement dated December 11, 1997 primarily to expand the amount available for borrowing from $75,000,000 to $125,000,000. Other changes made by the new credit agreement include (i) permitting indebtedness in addition to indebtedness under the new credit agreement, (ii) increasing the amount of letters of credit available for issuance, (iii) increasing the amount of Common Stock that the Company may purchase, (iv) increasing the size of businesses that the Company may acquire without lender approval, and (vii) deleting the minimum tangible net worth covenant. All of the banks that were parties to the earlier credit agreement are parties to the new agreement and two new banks were included in the lending syndicate.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements of businesses acquired.

  Financial statements with respect to Atlantic Industrial are not included with this report but will be filed by amendment on or before August 25, 1998.

  (b) Pro forma financial information.

  Pro forma financial statements of the Company reflecting the acquisition of Atlantic Industrial are not included with this report but will be filed by amendment on or before August 25, 1998.

  (c) Exhibits.

  The following exhibits are filed with this report:

2.1
  Agreement and Plan of Merger dated as of June 11, 1998 among the Company, Atlantic Industrial Acquisition Corp., Atlantic Industrial Constructors, Inc. and the shareholders of Atlantic Industrial Constructors, Inc.

99List of Lenders under the Credit Agreement.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GROUP MAINTENANCE AMERICA CORP.

                                               /s/   Randolph W. Bryant
                                          By: _________________________________
                                                    Randolph W. Bryant
                                                   Senior Vice President
                                                    and General Counsel

Date: June 26, 1998

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                               INDEX OF EXHIBITS

2.1
  Agreement and Plan of Merger dated as of June 11, 1998 among the Company, Atlantic Industrial Acquisition Corp., Atlantic Industrial Constructors, Inc. and the shareholders of Atlantic Industrial Constructors, Inc.

99List of Lenders under the Credit Agreement.


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